Exhibit 32.1


                       LIONS PETROLEUM INC.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officers of Lions Petroleum Inc. certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

    a. the quarterly report on Form 10-QSB of Lions Petroleum Inc. for the quarter ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Lions Petroleum Inc.



                                  /s/ Dale M. Paulson
Date: April 4, 2005               ____________________________________
                                  Dale M. Paulson
                                  Principal Executive Officer


                                  /s/ Gordon L. Wiltse
Date: April 4, 2005               ____________________________________
                                  Gordon L. Wiltse
                                  Chief Financial Officer